                                               SEPARATION AGREEMENT AND GENERAL RELEASE
                                               ----------------------------------------

         This  Separation  Agreement and General  Release  ("Agreement"),  dated December 3, 2001, is made by and between  CDW Computer
Centers, Inc. (the "Company") and Paul A. Kozak ("Employee").

         WHEREAS, Employee has been employed by the Company;

         WHEREAS, the Company and the Employee wish to terminate such employment relationship pursuant to this Agreement;

         WHEREAS,  the  Employee  and the Company  desire to resolve  all  matters  between  them as a result of the  cessation  of the employment relationship; and

         WHEREAS,  the  Employee  and the Company have  negotiated  this  Agreement  between  themselves  and it is not part of a group incentive or other termination program.

         NOW THEREFORE,  in  consideration  of the mutual  promises and covenants made herein,  the Company and Employee  (collectively referred to as the "Parties") hereby agree as follows:

1.       Effective Date.  This Agreement shall be effective as of the date hereof (the "Effective Date").
         --------------

2.       Termination  of  Employment.  The employment of Employee by the Company will cease on January 2,  2002  ("Termination  Date").
         ---------------------------
Employee shall remain as an employee of the Company until the Termination Date.

3.       Resignation.  The  Employee  shall  hereby be  considered  to have  tendered  his  resignation  as an officer  of the  Company
         -----------
effective as of September 28, 2001.

4.       Consideration.
         -------------

(a)      Pay. The Employee will continue to receive his current biweekly salary of SEVEN  THOUSAND  SEVEN  HUNDRED  SEVENTY  SEVEN
         ---
         DOLLARS AND THIRTY  SEVEN  CENTS  ($7,777.37),  less all legally  required  and  applicable  tax and payroll deductions  through  the pay  period  ending,  and  applicable  to  services  rendered  through,  Wednesday,
         January 2,  2002.  The Company shall pay Employee all accrued and unused  vacation  time, in an amount equal to  NINETEEN  THOUSAND  FOUR  HUNDRED  FORTY  DOLLARS  AND  NINETY-THREE  CENTS  ($19,440.93)  on or  before
         January 2, 2002.

(b)      Bonus.  The Employee will receive a pro rata  share of his projected 2001 cash bonus  compensation,  such pro rata share to be
         -----
         in the amount of THREE HUNDRED TWELVE THOUSAND EIGHT HUNDRED SEVENTY SEVEN DOLLARS  ($312,877.00),  less all legally required and applicable tax and payroll  deductions.  Such pro rata bonus compensation shall be paid by the  Company  to the  Employee  as  follows:  On  or before  December 7,  2001,  SIXTY  THOUSAND  DOLLARS
         ($60,000.00);  and on or before  February 28,  2002, TWO HUNDRED TWELVE THOUSAND EIGHT HUNDRED SEVENTY SEVEN
         DOLLARS  ($212,877.00).  The remaining FORTY THOUSAND DOLLARS  ($40,000.00) of the Employee's pro rata bonus shall be paid to his attorneys pursuant to paragraph 21 hereof.

(c)      Non-Competition  Payment.  In consideration  for the Employee's  agreement to the provisions  contained in paragraphs 13 to 15
         ------------------------
         herein,  the  Company  shall  pay him SEVEN  HUNDRED  TWENTY  ONE  THOUSAND  THREE  HUNDRED  EIGHTY  DOLLARS
         ($721,380.00).  This amount will be paid to the  Employee as  follows:  FIFTY  FIVE  THOUSAND  FOUR  HUNDRED
         NINETY  DOLLARS  AND  SEVENTY  SIX CENTS  ($55,490.76)  on or  before  December 7,  2001,  and  twelve  (12)
         consecutive equal monthly  installments of FIFTY FIVE THOUSAND FOUR HUNDRED NINETY DOLLARS AND SEVENTY SEVEN
         CENTS  ($55,490.77)  each,  starting on  January 31,  2002,  and continuing on the last business day of each month thereafter through and including December 31, 2002.

5.       Cooperation.  Through and including  January 2,  2002,  the Employee will endeavor to reasonably  make himself  available (but
         -----------
shall not be required to travel) as needed by the Company  during  regular  business  hours to assist in an orderly  transition of his duties and responsibilities,  it being understood,  however, that any deemed non-performance or insufficient performance by Employee of this  provision  shall not entitle the Company to assert or claim any breach of this Agreement by Employee or a right to any damages or remedies under this Agreement or otherwise.

6.       Vesting of Stock.  On the  Termination  Date,  Employee  shall have certain vested options or grant of shares of Company stock
         ----------------
("Company Stock").  These stock options or grants shall continue to be subject to the terms and conditions of the MPK Restricted  Stock
Plan,  applicable  Company's Stock Option Plans and Stock Option Agreements between Employee and the Company  (collectively,  the "Plan
Documents").  The  Employee  acknowledges  and agrees that he has no right to any  additional  options or grants of the  Company  Stock other than those  specifically  set forth in this  Agreement.  The  following is a full and complete  listing of all stock  options and grants held by the Employee which will be vested as of the Termination Date.

        ---------------------------------------------------------------------------------------- ---------------------------
                                             PLAN/GRANT                                               NO. OF SHARES
        ---------------------------------------------------------------------------------------- ---------------------------
        MPK Restricted Stock Plan                                                                                    18,751
        ---------------------------------------------------------------------------------------- ---------------------------
        December 31, 1996 Grant                                                                                       3,125
        ---------------------------------------------------------------------------------------- ---------------------------
        February 20, 1997 Grant                                                                                       6,251
        ---------------------------------------------------------------------------------------- ---------------------------
        December 31, 1997 Grant                                                                                       3,125
        ---------------------------------------------------------------------------------------- ---------------------------
        December 31, 1997 Officer/Manager Grant                                                                      12,380
        ---------------------------------------------------------------------------------------- ---------------------------
        December 31, 1998 Grant                                                                                       2,875
        ---------------------------------------------------------------------------------------- ---------------------------
        December 31, 2000 SMIP                                                                                       13,984
        ---------------------------------------------------------------------------------------- ---------------------------
                                    TOTAL OF VESTED OPTIONS/GRANTS                                                   60,491
        ---------------------------------------------------------------------------------------- ---------------------------

The Employee  specifically  acknowledges that he has no right to the vesting of any additional options or grants of Company Stock other than those  listed in this  Agreement.  The Employee  specifically  acknowledges  that the  December 31,  2000 SMIP options  referenced above,  while vested,  are not  exercisable  until  April 30,  2005. In  recognition by the Company of Employee's  acknowledgement  and representation  that he has not been privy to any inside  information of the Company since Employee departed the Company's  premises on
September 28, 2001, as to which the Company  represents it has no knowledge to the contrary,  the Company hereby consents to and waives any and all  objections  to the exercise by Employee of any or all of the  above-listed  stock options  (other than the 13,984  options granted December 31, 2000 pursuant to the December 31, 2000 SMIP,  inasmuch as such 13,984 options are not exercisable  until April 30,
2005) at any time or times on or prior to the date  falling  three (3) months  after the  Termination  Date,  any or all sales or other transfers  at any time or times on or after the date of  exercise  of such  options  of the  shares of Company  Stock  underlying  such options,  or any or all sales or other  transfers  of Company  Stock  issued to  Employee  pursuant to the MPK  Restricted  Stock Plan;
provided,  however,  that the Employee  shall  engage in no such  transactions  at any time at which he is aware of material  nonpublic information  regarding the Company.  The Company  represents and covenants that the shares of Company Stock issued to Employee pursuant to the MPK Restricted Stock Plan and the shares of Company Stock underlying the above-listed  options have been registered  pursuant to applicable  requirements of the Securities Act of 1933, as amended,  and that, for so long as the Company  remains a reporting  company under the  Securities  Exchange Act of 1934,  as amended,  the Company will use its best efforts to cause such shares to continue to be so registered,  such that Employee shall be able to freely sell such shares, upon their vesting,  without  restriction,  at any time or times, and when delivered to Employee upon exercise, such shares shall not bear any restrictive legend.

7.       Benefits.  Effective on January 2,  2002,  Employee shall have the right to continue his health and dental insurance  benefits
         --------
pursuant to COBRA. The Company will pay the cost of Employee's such COBRA benefits  through  December 31,  2002,  unless (and until) in the interim the Employee commences  employment through which he receives  comparable health and dental insurance benefits at no cost to him.  Employee shall  immediately  notify the Company prior to December 31,  2002, if he obtains such other health and dental insurance benefits.  Employee shall continue to receive from the Company,  at its expense,  all insurance coverage (other then the life insurance policy which is Employee  owned,  which Employee  shall be entitled to retain as his own and the Company shall  cooperate in connection therewith) and other applicable  benefits through the Termination Date. The Company further agrees to provide,  at its expense,  to the
Employee, if he shall so elect,  outplacement  counseling services,  through a nationally recognized  outplacement firm selected by the
Company and reasonably  acceptable to Employee,  for a period of one (1) year,  commencing as of the Effective Date or the  Termination
Date,  as Employee may elect.  Employee  shall also have the right,  in lieu of such  outplacement  services,  to have the Company upon reasonable notice reimburse him for an amount equal to Eight Thousand Dollars  ($8,000.00)  towards any continuing  education  expenses or (in  addition  to and not in  limitation  of the  provisions  of  paragraph  21 below) his legal fees.  The  Company  also agrees to reimburse  Employee not later than December 7, 2001, if and to the extent he shall not have received  reimbursement  therefor,  for any and all of the pending  submitted  business expenses incurred by him on behalf of the Company (the parties will cooperate in good faith after the date hereof to resolve the  reimbursement to Employee of approximately  $1,864.73 in such expenses which Employee may not yet have  received).  The Company  further agrees,  in connection  with assisting  Employee in terminating his current  membership at Royal
Melbourne  Country Club,  located at 4700 RFD,  Long Grove,  IL, 60047 ("Royal  Melbourne"),  to execute a letter  (signed by a current officer of the Company) addressed to Ms. Linda Wolf, the current  Membership  Director at Royal Melbourne (or to the current Membership
Director at Royal  Melbourne,  as the case may be),  authorizing  Royal Melbourne to,  effective  immediately,  replace Employee as the designated "payee" on that certain  Non-Negotiable  Membership Demand Deposit,  dated May 1, 1996 ("Demand  Deposit").  Moreover,  such letter will instruct  Royal  Melbourne  (once Employee has presented  Employee's  original  Demand  Deposit to Royal  Melbourne) to pay
Employee any or all monies owed to Employee upon Employee  terminating his membership at Royal  Melbourne.  The Company will reasonably cooperate with Employee in taking such further  action and executing such further  documents as may be necessary or appropriate to more fully effectuate the foregoing  transactions with respect to Royal Melbourne.  In the event Employee's  membership is not terminated at
Royal  Melbourne,  Employee  (rather than the Company) shall be responsible for any expenses  incurred by Employee at such club, or for any membership fees properly charged by such club to Employee.

8.       Payment of  Salary.  Employee  acknowledges  and  represents  that the  Company  shall have paid all  salary,  wages,  accrued
         ------------------
vacation,  and any and all other  benefits due to Employee  once all of the payments and benefits  provided for in this  Agreement  are received by him.

9.       Employee Release of Claims.  Employee,  on his own behalf, and on behalf of his respective heirs,  family members,  executors,
         --------------------------
administrators,  successors,  representatives and assigns,  hereby fully and forever releases the Company and its officers,  directors, employees, investors, shareholders,  administrators, agents, affiliates, divisions, subsidiaries,  predecessors, successors and assigns
("Company  Affiliates"),  from,  and agree not to sue any of the  foregoing  persons or  entities  concerning,  any  claim,  liability, demands,  sums of money,  agreements,  promises,  damages,  costs or expenses (including attorneys fees), duty,  obligation or cause of action relating to any matters of any kind,  whether  presently known or unknown,  suspected or unsuspected,  that Employee may possess arising  from any  omissions  or acts with  respect to the  Company  that have  occurred  up until and  including  the  Effective  Date including, without limitation:

(a)      any and all claims  relating to or arising from  Employee's  employment  relationship  with the Company and the termination of that relationship;

(b)      any and all claims relating to, or arising from,  Employee's  right to purchase,  or actual purchase of shares of stock of the
         Company, including, without limitation, any claims for fraud,  misrepresentation,  breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c)      any and all claims for wrongful  discharge of employment;  termination in violation of public policy;  discrimination;  breach of contract,  both express and implied;  breach of a covenant of good faith and fair  dealing,  both express and implied;  promissory estoppel;  negligent or intentional infliction of emotional distress;  negligent or intentional  misrepresentation;  negligent or intentional interference with contract or prospective economic advantage;  unfair business practices;  defamation;  libel; slander;  negligence;  personal injury; assault;
         battery; invasion of privacy; false imprisonment; and conversion;

(d)      any and all claims for  violation of any  federal,  state or municipal  statute,  including,  but not limited to, the Illinois
         Human Rights Act,  Title VII of the Civil Rights Acts of 1866, the Age  Discrimination  in Employment Act of
         1967, the Americans with  Disabilities  Act of 1990, the Fair Labor  Standards Act, the Employee  Retirement
         Income  Security Act of 1974, the Older Workers Benefit  Protection Act of 1990, the Federal  Rehabilitation
         Act of 1973, the Family and Medical Leave Act, the Federal  Occupation Safety and Health Act and the Chicago
         Human Rights Ordinance; and

(e)      any and all claims arising out of any other laws and regulations relating to employment or employment discrimination.

The Company  and  Employee  agree  that,  subject to the next  sentence,  the  release  set forth in this  section is and will remain a complete general release as to the matters released.  Notwithstanding anything herein to the contrary,  Employee's release and covenant not to sue contained in this  Agreement  does not and shall not extend or apply to any rights,  duties or obligations of the Company or any Company  Affiliates  under this Agreement or to Employee's  rights of  indemnification,  whether  pursuant to this  Agreement,  the articles of  incorporation,  by-laws or other  corporate  documents of the Company or any Company  Affiliates,  insurance  policy(ies), agreements or applicable law or otherwise), all of which are hereby expressly reserved.

10.      Company Release; Indemnification.
         --------------------------------

(a)      The Company, on its own behalf and on behalf of the Company  Affiliates,  hereby fully and forever releases and discharges the
         Employee, his heirs, family members,  executors,  administrators,  agents,  successors and assigns from, and agrees  not to sue  Employee  or any  such  other  persons  or  entities  concerning,  any and  all  claims, liabilities,  demands, sums of money, agreements,  promises, damages, costs or expenses (including attorneys fees), duties, obligations, causes of action and liabilities of any kind or character whatsoever,  including all known and unknown claims, suspected or unsuspected,  arising on or before the Effective Date, other than claims involving  intentional  wrongdoing against the Company by the Employee,  which the Company has or may possess  against the Employee.  The Company's  release does not extend to any duties or  obligations  of the
         Employee incurred pursuant to this Agreement.

(b)      The Company hereby agrees to indemnify and hold harmless  Employee,  and advance the expenses of the Employee,  to the fullest extent  permitted by its bylaws,  articles of  incorporation or as otherwise to the fullest extent permitted under Illinois law, from and against any and all claims,  suits, losses,  liabilities,  damages,  judgments, costs and expenses,  including,  without limitation,  reasonable attorneys' fees, arising out of or relating to his acts or omissions in his capacity as an employee,  officer or representative of the Company or any of the  Company  Affiliates,  except  if  and to the  extent  the  foregoing  shall  be due to the  intentional wrongdoing of Employee.

11.      No Pending or Future  Lawsuits.  Employee  represents  that he has no lawsuits,  claims or actions  pending in his name, or on
         ------------------------------
behalf of any other person or entity,  against the Company or the Company  Affiliates,  and the Company  represents on behalf of itself and the Company  Affiliates  that no such person or entity has any  lawsuit,  claim or action  pending in his,  her or its name,  or on behalf of any other person or entity,  against  Employee.  Except for any claim of  unemployment  compensation  filed after  January 2,
2002,  which the Company agrees not to contest,  Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any Company  Affiliates  with respect to any or all matters  released by Employee hereunder.

12.      Intentionally Deleted.
         ---------------------

13.      Non-Disclosure  of  Confidential  Information.  Employee  hereby  acknowledges  and agrees  that the duties  and  services  he
         ---------------------------------------------
performed for the Company were special and unique and that as of a result of his  employment by the Company he has acquired,  developed and used certain  confidential and proprietary  information of a special and unique nature and value that is not known to the public or to the Company's  industry,  including but not limited to,  certain  records,  secrets,  documentation,  manner of operation,  software programs,  price  lists,  ledgers and related  information,  employee  records,  mailing  lists,  customer  lists,  customer and vendor profiles,  prospective  customer  lists,  accounts  receivable and payable  ledgers,  financial and other records of the Company or its subsidiaries,  information  regarding its  customers,  vendors or  principles,  and other similar  matters,  in each case if and to the
extent  confidential  and  proprietary  to  the  Company  (all  such  information  being  hereinafter   referred  to  as  "Confidential
Information").  Employee further  acknowledges  and agrees that the  Confidential  Information is of great value to the Company and its subsidiaries  and  that the  restrictions  and  agreements  contained  in this  Agreement  are  reasonably  necessary  to  protect  the
Confidential  Information  and the goodwill of the Company and the goodwill of the Company's  business.  Accordingly,  Employee  hereby agrees that:

(a)      He will not, through and including  December 31,  2002, directly or indirectly,  except as otherwise authorized by the Company or for the benefit of the Company,  divulge to any person, firm, corporation,  limited liability company, or organization,  other than the  Company  (hereinafter  referred  to as "Third  Parties"),  or use or cause or authorize  any Third  Parties to use, the  Confidential  Information,  except as required by law or court or governmental agency; and

(b)      The Parties  further  represent  that  Employee  has  delivered  or caused to be delivered to the Company any and all tangible
         Confidential  Information,  including any and all such drawings,  notebooks,  keys, data and other documents and materials  belonging to the Company or its  Affiliates  which was in his possession or under his control relating to the Company or its Affiliates, regardless of the medium upon which it is stored.

Notwithstanding  anything herein to the contrary,  the term "Confidential  Information",  as used in this Agreement,  shall not include any information which (i) is or becomes  available to the public other than as a result of a disclosure by Employee,  (ii) was known by
Employee  prior to its  disclosure  to Employee by the Company,  or (iii)  becomes  available to Employee  from a source other than the
Company.

14.      Non-Competition  Covenant.  Employee  acknowledges  that the covenants set forth in this  paragraph 14 are reasonable in scope
         -------------------------
and essential to the  preservation  of the business of the Company.  Employee also  acknowledges  that the enforcement of the covenants set forth in this paragraph 14  will not preclude  Employee from being gainfully  employed in such manner and to extent as to provide a standard  of living for  himself,  the members of his family and others  dependent  upon him of at least the level to which he and they have become  accustomed  and may expect.  In  addition,  Employee  acknowledges  that the Company has  obtained an  advantage  over its
Specified  Competitors  (as  hereinafter  defined) as a result of its name and  reputation  which it has  developed  at great  expense.
Furthermore,  Employee  acknowledges that competition by him by virtue of employment with any of the Specified  Competitors  during the
Restricted  Period (as  hereinafter  defined)  would  impair the  operation  of the  Company  beyond  that which  would  arise from the competition of an unrelated  Third Party with similar  skills.  Accordingly,  Employee shall not,  during the period  commencing on the
Effective  Date and  continuing  through and  including  December 31,  2002 (the  "Restricted  Period"),  without  the express  written permission of the Company (any request by Employee to be considered by the Company in good faith),  directly or  indirectly,  become an employee,  consultant or principal of, or perform services  pursuant to any other employment or consulting  arrangement with, or become an officer, director or greater than three percent (3%) shareholder (if a publicly traded company) of:

(a)      Dell Computer Corporation;
(b)      Gateway, Inc.;
(c)      Comark;
(d)      PC Connections, Inc.;
(e)      Insight Enterprises, Inc.;
(f)      CompuCom Systems, Inc.;
(g)      Amazon.com, Inc.;
(h)      MicroWarehouse;
(i)      PC Mall, Inc.;
(j)      Global Technology, Inc.;
(k)      IBM;
(l)      Compaq Computers Corp.;
(m)      Zones, Inc.; and
(n)      HewlettPackard Company,

(such fourteen (14) companies  hereinafter,  collectively,  the "Specified  Competitors"),  or any proprietorship,  partnership,  firm, trust,  company,  limited  liability  company or other entity owned or controlled by any of the  Specified  Competitors  at the time he commences any such engagement (which shall also be deemed a Specified Competitor for purposes hereof).

15.      Non-Solicitation.  Employee  hereby  covenants  and agrees  that  during  the  Restricted  Period,  he shall not  directly  or
         ----------------
indirectly  induce,  attempt to induce or hire any employee of the Company or its subsidiaries  (other than Wendy Johnson) to leave the employment  of the Company or its  subsidiaries,  or interfere  with the  relationship  between any such employee of the Company or its subsidiaries.  Employee  hereby  further  covenants and agrees that during the  Restricted  Period he shall not directly or indirectly, interfere with the Company's  relationship  with any person,  firm,  corporation,  limited  liability company or other entity that is a customer of the Company.

16.      Remedies for Violation of Non-Disclosure, Non-Compete and Non-Solicitation Provisions; Certain Superseding Provisions.
         ---------------------------------------------------------------------------------------------------------------------

(a)      Injunctive Relief.
         -----------------

         Employee  expressly  acknowledges  and agrees that the business of the Company is highly  competitive  and that a violation of any of the  provisions of  paragraphs 13,  14 or 15 would cause  immediate  and  irreparable  harm,  loss and damage to the Company not adequately  compensable  by a monetary  award.  Employee  further  acknowledges  and agrees that the  Restricted  Period is the minimum necessary to  adequately  protect the  business of the Company.  Without  limiting any of the other  remedies  available to the Company hereunder,  at law or in equity, or the Company's right or ability to collect money damages  therefor,  Employee agrees that any actual or threatened  violation of any of the  provisions of  paragraphs 13,  14 or 15 may be restrained or enjoined by any court of competent jurisdiction,  and that a temporary  restraining  order or emergency,  preliminary  or final  injunction  may be issued in any court of competent jurisdiction, without bond.

(b)      Enforcement.
         -----------

         It is the  desire  of the  Parties  that  the  provisions  of  paragraphs 13,  14 and 15 be  enforced  to the  fullest  extent permissible under the laws and public policies of the State of Illinois.  Accordingly,  if any particular portion of paragraphs 13,  14 and 15 shall ever be adjudicated as invalid or  unenforceable,  or if the  application  thereof to any party or  circumstance  shall be adjudicated to be prohibited by or invalidated by such laws or public policies,  such section or sections shall be (i)  deemed  amended to delete  therefrom such portions so  adjudicated  or  (ii)  modified  as determined  appropriate  by such a court,  such deletions or modifications  to apply only with respect to the operation of such section or sections in the particular  jurisdictions so adjudicating on the parties and under the circumstances as to which so adjudicated.

(c)      Jurisdiction.
         ------------

         The Parties agree and consent to the sole and exclusive  jurisdiction of the Circuit Court of Cook County,  Chancery Division,
for the  enforcement of the terms and  conditions of  paragraphs 13,  14 and 15, and for the  resolution of any disputes  arising under those paragraphs.

(d)      Legal Fees.
         ----------

         The losing party shall reimburse the prevailing  party for all reasonable costs and expenses,  including,  but not limited to, reasonable  attorney fees,  incurred by the prevailing  party in connection with any action at law or in equity brought with respect to the provisions set forth in paragraphs 13, 14 and 15 of this Agreement or the enforcement thereof.

(e)       Certain Superseding Provisions.
          ------------------------------

         Notwithstanding  anything to the  contrary in any of the  Referenced  Documents  (as  hereinafter  defined) or in  paragraph 6 above, the Company hereby agrees and consents that the Employee's  obligations and restrictions  concerning  confidential  information, non-competition and  non-solicitation  set forth in paragraphs 13, 14 and 15 of this Agreement,  together with the related remedies set forth in this paragraph 16, shall be the only such  obligations,  restrictions and remedies  remaining  applicable to Employee from and after the  Effective  Date in respect of such or any  similar or related  matters  and shall  cancel,  supersede  and  replace in their entirety any and all provisions relating to any such matters (collectively,  "Otherwise Applicable  Provisions") contained in any other documents or instruments (including,  without limitation,  any plans, agreements or documents pertaining to stock options or restricted stock, whether or not referred to in paragraph 6 above)  (collectively,  "Referenced  Documents") by which the Employee might otherwise be bound,  irrespective  of the  survivability  of any such Otherwise  Applicable  Provisions and  irrespective  of whether or not such
Otherwise  Applicable  Provisions  would otherwise impose a prohibition or limitation on or with respect to any such matters or provide for any penalty,  refund,  damages or payment of monies or other similar  obligation in the event of the conduct by Employee of or with respect to any such activities.

17.      No  Cooperation.  Employee  and the  Company  agree that  during the  Restricted  Period  neither  will  counsel or assist any
         ---------------
attorneys  or their  clients in the  presentation  or  prosecution  of any  disputes,  differences,  grievances,  claims,  charges,  or complaints  by any third party  against the other party  unless  under a subpoena or other court order or  requirement,  or other legal requirement to do so.

18.      Non-Disparagement.  Employee  and the  Company  agree to refrain  from any  defamation,  libel or slander  of each  other,  or
         -----------------
tortuous  interference  with the contracts and  relationships  of each other.  All inquiries by potential  future employers of Employee should be directed to the Company's Vice President of Coworker  Services.  Upon inquiry,  consistent with Company policy, it shall only state the following:  Employee's last position and dates of employment.

19.      No  Admission of  Liability.  The Parties  understand  and  acknowledge  that this  Agreement  constitutes  a  compromise  and
         ---------------------------
settlement  of disputed  claims.  No action taken by the Parties,  or either of them,  either  previously  or in  connection  with this
Agreement  shall be deemed or  construed  to be (a)  an  admission of the truth or falsity of any claims  heretofore  made,  or (b)  an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

20.      Tax Consequences.  The Company makes no  representations  or warranties with respect to the tax consequences of the payment of
         ----------------
any sums to Employee under the terms of this Agreement.  Employee agrees and  understands  that he is responsible for payment,  if any, of local, state and/or federal taxes on the sums paid to him hereunder by the Company and any penalties or assessments thereon.

21.      Costs.  As  provided  for in  paragraph  4(b)  above,  the  Company  hereby  agrees to pay to  Epstein  Becker & Green,  P.C.,
         -----
Employee's  counsel,  on or before  February  28,  2002,  an amount  equal to FORTY  THOUSAND  DOLLARS  ($40,000),  towards the cost of
Employee's legal fees incurred in connection with the negotiation of this Agreement.  Except for the foregoing,  the Parties shall each bear their own costs,  expert fees,  attorneys'  fees and other fees incurred in connection  with the preparation and execution of this
Agreement.

22.      Arbitration.  Except for  enforcement of the  provisions of  paragraphs 13,  14 and 15 herein,  the Parties agree that any and
         -----------
all disputes  arising out of the terms of this  Agreement,  their  interpretation,  and any of the matters  herein  released,  shall be subject to binding  arbitration  in Chicago,  Illinois,  before the  American  Arbitration  Association  under its  Employment  Dispute
Resolution  Rules.  The  Parties  agree  that the  prevailing  Party in any  arbitration  shall be  entitled  to relief in any court of competent  jurisdiction  to enforce the arbitration  award.  The Parties agree that the prevailing  party in any  arbitration  shall be awarded its reasonable  attorneys' fees and costs therefor,  including the costs of arbitration.  Employee expressly  acknowledges that he is waiving any right to a jury trial for any and all claims covered by this Agreement.

23.      Authority.  The Company  represents  and warrants that the  undersigned  person signing on its behalf has the authority to act
         ---------
on behalf of the  Company and to bind the Company  and all who may claim  through it to bind them to the terms and  conditions  of this
Agreement.  Employee  represents  and  warrants  that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and  conditions of this  Agreement.  Each Party  warrants and  represents to his or its knowledge
(as the case may be) that there are no liens or claims of lien or  assignment  in law or equity or  otherwise  of or against any of the claims or causes of action released herein.

24.      Severability.  In the event that any provision of this Agreement  becomes or is declared by a court of competent  jurisdiction
         ------------
to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

25.      Amendments.  This Agreement may only be amended in writing signed by Employee and by an officer of the Company.
         ----------

26.      Governing Law.  The laws of the State of Illinois without regard to its choice of law provisions shall govern this Agreement.
         -------------

27.      Counterparts.  This Agreement may be executed in counterparts,  and each  counterpart  shall have the same force and effect as
         ------------
an original and shall constitute an effective,  binding agreement on the part of each of the undersigned,  or by facsimile  counterpart with originals to be exchanged within seven (7) business days of the Effective Date.

28.      Recitals.  The Recitals set forth above are hereby incorporated in and made a part hereof by this reference.
         --------

29.      Successors  and  Assigns.  This  Agreement  shall be binding  upon and inure to the  benefit of the  Parties  hereto and their
         ------------------------
respective successors, assigns, executors,  administrators,  heirs and legal representatives;  provided, however, that no assignment by any party hereto shall operate to release such Party hereto of its obligations  hereunder and shall not be permitted  without the prior written consent of the other Party.

30.      Integration  Clause.  This  Agreement  constitutes  the sole entire  agreement  among the Parties  with respect to the subject
         -------------------
matter  hereof,  and no  representations,  warranties,  inducements,  promises  or  agreements,  oral or  otherwise,  not  embodied  or incorporated  herein  have been made  concerning  or in  connection  with  this  Agreement.  Any  prior  discussions  or  negotiations, agreements, commitments and understandings relating hereto are superceded hereby and merged herein.

31.      Waiver.  Any failure by any party to insist upon the strict  performance  of the other party of any of the  provisions of this
         ------
Agreement  shall not be deemed a waiver of any of the provisions  hereof,  and such party  notwithstanding  such failure shall have the right hereafter to insist upon the strict performance of any and all provisions of this Agreement to be performed by the other party.

32.      Captions.  The captions  contained in this  Agreement are inserted only by way of  convenience,  and in no way define,  limit,
         --------
extend or describe the scope of this Agreement or the intent of any provision hereof.

33.      Construction.  This Agreement  shall not be construed  more strictly  against one party than the other merely by virtue of the
         ------------
fact that it may have been prepared by counsel for one of the parties,  it being  recognized  because of the  arms-length  negotiations involved in reaching this Agreement, the parties have contributed substantially materials to the preparation of this Agreement.

34.      Notices.  All notices or other  communications  required or permitted hereunder shall be in writing and shall be deemed given,
         -------
delivered and received (a)  when  delivered,  if delivered  personally or by generally  recognized prepaid receipted overnight delivery service (such as FedEx),  or (b)  four  days after mailing,  when sent by registered or certified  mail,  return receipt  requested and postage prepaid, in each case addressed as follows:

(a)      If to the Company:

                           Arthur S. Friedson
                           Vice President, Coworker Services
                           CDW Computer Centers, Inc.
                           200 North Milwaukee Avenue
                           Vernon Hills, Illinois 60061

                           with a copy to:

                           Allan T. Slagel
                           Shefsky & Froelich Ltd.
                           444 North Michigan Avenue
                           Suite 2500
                           Chicago, Illinois 60611

(b)      If to Employee:
                           Paul A. Kozak
                           2033 Olive Hill Drive
                           Buffalo Grove, Illinois 60089

                           with a copy to:

                           Epstein Becker & Green, P.C.
                           250 Park Avenue
                           New York, New York  10177-1211
                           Attention:  Lowell S. Lifschultz, Esq.

, or to such other  address as the  recipient  party may indicate by a notice  delivered  to the sending  party (such change of address notice to be deemed given, delivered and received only upon actual receipt thereof by the recipient of such notice).

35.      Voluntary  Execution of Agreement.  This Agreement is executed  voluntarily  and without any duress or undue  influence on the
         ---------------------------------
part or behalf of the  Parties  hereto,  with the full  intent of  releasing  all claims  specifically  released  hereby.  The  Parties acknowledge that:

(a)      they have read this Agreement;

(b)      they have been  represented  in the  preparation,  negotiation  and execution of this  Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c)      they understand the terms and consequences of this Agreement and of the releases it contains; and

(d)      they are fully aware of the legal and binding effect of this Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the date set forth below.

                                                              CDW COMPUTER CENTERS, INC.

Dated:  December 3, 2001                                     By:   /s/ Arthur S. Friedson
        -----------------------                                    --------------------------------------

                                                             Its:  Vice President of Coworker Services
                                                           --------------------------------------

Dated:  December  3, 2001                                           /s/ Paul A. Kozak
        -----------------------                                     ---------------------------------------
                                                                    PAUL A. KOZAK